Principal Funds, Inc.
Supplement dated June 17, 2022
to the Prospectus dated December 31, 2021
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR DIVERSIFIED REAL ASSET FUND
SHARE CLASS CONVERSION NOTICE: On June 14, 2022, the Fund’s Board of Directors approved the conversion of the Fund’s Class R-5 shares into Class R-6 shares. Following the close of business on or about January 13, 2023, Class R-5 shares of the Fund will automatically convert into Class R-6 shares of the Fund on the basis of the share classes’ relative net asset values on such date. The conversion will not result in the imposition of any charges. As a result of the conversion, the affected shareholders will be in a better position with respect to expenses, as expenses are lower for Class R-6 shares than for the current Class R-5 shares. The Fund expects these share class conversions will not constitute taxable sales or exchanges to shareholders.
On or about January 13, 2023, delete references to Class R-5 shares of this Fund from the Prospectus.
In the Purchase and Sale of Fund Shares section, after the last paragraph, add the following paragraph:
Effective as of the close of the New York Stock Exchange on July 20, 2022, Class R-5 shares will no longer be available for purchase except in limited circumstances.
SHARE CLASS LIQUIDATION NOTICE: On June 14, 2022, the Fund’s Board of Directors approved the liquidation of the Fund’s Class R-4 shares. Following the close of business on or about June 24, 2022, outstanding Class R-4 shares of the Fund will be redeemed at net asset value on such date, and proceeds will be sent to shareholders of record. The Fund expects that the liquidation and redemption of Class R-4 shares will result in a capital gain or loss to the taxable shareholders in the same manner as a voluntary redemption. Taxable shareholders should consult their tax advisors regarding the tax treatment of the liquidation and redemption, as well as any voluntary redemption or exchange, prior to the liquidation date.
On or about June 24, 2022, delete references to Class R-4 shares of this Fund from the Prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
In the column of the Strategy and Risk Table for Diversified Real Asset, delete the row for Securitized Products and replace with the following:

INVESTMENT STRATEGIES AND RISKS	DIVERSIFIED REAL ASSET
Securitized Products	Not Applicable

MANAGEMENT OF THE FUNDS
Under The Sub-Advisors, delete the Sub-Advisor: Principal Real Estate Investors, LLC section and replace with the following:

Sub-Advisor:
Principal Real Estate Investors, LLC (“Principal - REI”), 711 High Street, Des Moines, IA 50392, was founded in 2000 and manages commercial real estate across the spectrum of public and private equity and debt investments, primarily for institutional investors.

Fund(s):	a portion of Diversified Real Asset (real estate strategy)